EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Utix Group, Inc. (the "Registrant") on Form 10-QSB for the quarterly period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Mark L. Pover, Chief Financial Officer and Secretary of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The  Quarterly  Report  fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.



By:  /s/ Mark L. Pover
   --------------------------------------------------
     Mark L. Pover
     Chief Financial Officer and Secretary
     (Principal Financial and Accounting Officer)
     Dated this 20th day of February, 2007